Exhibit 10.1

                                 NORTH FORK BANK
                                 PROMISSORY NOTE

PRINCIPAL: $500,000.00                                  DATE: September 27, 2004

PROMISE TO PAY: The undersigned, jointly and severally if more that none signer, does herby promise to pay to the order of NORTH FORK BANK (the "Bank") at its offices at 245 Love Lane, Mattituck, New York, or at any of its branches, the sum of FIVE HUMDRED THOUSAND AND 00/100 ($500,000.00) DOLLARS or the aggregate unpaid principal amount of all advances made to the undersigned by the Bank, whichever is less, plus the interest thereon, from the date hereof in the manner set below.

RATE AND PAYMENT: Interest only on the unpaid principal balance hereof at the rate of North Fork Bank's Prime Rate plus 1.00% payable on October 1, 2004 and on the first day of each month thereafter until August 1, 2005, when all unpaid principal and interest shall be due in full. All interest payments shall be made by automatic debit from an account maintained at the Bank in which borrower shall maintain balances sufficient to pay the monthly interest payments. Account #2984003125.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal. If the interest rate is based on the Bank's announced Prime Rate, the interest rate shall change when the Prime Rate changes and nothing herein shall prevent the Bank from loaning money at less than Prime on such terms and conditions as it deems advisable. Interest shall be calculated on a 360-day year and actual number of days elapsed.

GRID NOTE: The Borrower may borrow, repay in whole or in part, and reborrow on a revolving basis amounts up to the lesser of $500,000.00 or the availability under the borrowing bas as hereinafter defined. However, the Bank reserves the right to make or decline any request for an advance in its sole discretion and may condition the availability of an advance upon, among other things, the maintenance of a satisfactory financial condition. Borrower authorizes the Bank to keep record of the amounts and dates of all advances and repayments hereunder, which record shall, in the absence of manifest error, be conclusive as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation affect the obligation of Borrower under this Note.

PREPAYMENT: Prepayment in whole or in part may be made at any time without penalty. Any prepayment will be applied in inverse order of maturity and will not defer the payment schedule.

DEFAULT INTEREST RATE: The unpaid principal sum due under this Note shall bear interest at a rate equal to five (5%) per centum above the Rate set forth above on and after the occurrence of any event of default and until the entire principal sum hereof has been fully paid, both before or after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of an event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the undersigned has at the bank or any affiliate of the Bank without prior notice or demand. This provision is in addition to and not in limitation of any right of common law or by statute.

LATE CHARGES: Undersigned will pay a charge of 4% of the amount of any payment which is not made within 10 days of when due, or, if applicable, which cannot be debited from its account due to insufficient balance on the due date.

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SECURITY: A security interest in and assignment and pledge of all monies, deposits, or other sums now or hereafter held by the bank on deposit in safekeeping, transit or otherwise, at any time credited by or due from Bank to the undersigned, or in which the undersigned shall have an interest.

This Note is secured by all personal property now owned or hereafter acquired by the Debtor including but not limited to all goods, consumer goods, farm products, inventory, equipment, furniture, money, instruments, accounts, accounts receivable, contract rights, documents, chattel paper and general intangibles, all of which collectively is the "Collateral".

All products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral, all property received wholly or partly in trade or exchange for Collateral, all leases of Collateral and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of the Collateral or any interest therein.

FINANCIAL STATEMENTS:

Borrower shall furnish to the Bank the following:

a) As soon as available, but in no event later than 120 days of reporting date, with annual reviewed financial statements, including balance sheets as of the last day of the fiscal year, statements of income and retained earnings and statements of cash flows for such fiscal year each prepared in accordance with generally accepted accounting principles, consistently applied for the period and prior periods by an independent certified public accountant satisfactory to the Bank.

b) As soon as available, on an annual basis, with the most current copies of the 10-QSB and 10-KSB statements.

c) As soon as available, but in no event later than 90 days after filing, with a copy of the most recently filed corporate federal tax return.

d) As soon as available, but in no event later than the 15th day of every month, with a current accounts receivable aging report, prepared in a form acceptable to the Bank, along with a completed borrowing base certificate as evidenced by the attached Exhibit "A".

Irwin Balaban, Hebert Goldman and Lawrence Klein shall furnish to the Bank the following:

a) As soon as available, on an annual basis, with annual updated personal financial statements each prepared on North Fork Bank form.

b) As soon as available, but in no event later than 90 days after filing, with signed copies of the most recently filed personal federal tax returns.

FINANCIAL COVENANTS: The Borrower and or Guarantor (the "Parties") herby agree that as long as the commitment remains in effect, the promissory note together with accrued interest thereon remains unpaid, and any other amounts, including but not limited to late charges and fees, are due and owing to the Bank, the Parties shall maintain at all times, the following financial covenants measured in accordance with generally accepted accounting principles ("GAAP") consistently applied:

The borrowing base shall not exceed 80% of eligible accounts receivable, defined as accounts receivable not aged more than 90 days for invoice date.

DEFAULT: The Bank may declare the entire unpaid balance of the Note due and payable on the happening of any of the following events:

            (a) Failure to pay any amount required by this Note when due, or any other obligation owed to the Bank by the undersigned or any Guarantor, or, if applicable, failure to have sufficient funds in its account for loan payments to be debited on the due date.

            (b) Failure to perform or keep or abide by any term, covenant or condition contained in this Note, any Guaranty or any other document given to the Bank in connection with this loan;

            (c) The filing of a bankruptcy proceeding, assignment for the benefit of creditors, issuance of a judgment execution, garnishment, or levy against, or the appointment of a representative of any kind for the commencement of any proceeding for relief from indebtedness by or against the undersigned or any Guarantor;

            (d) The happening of any event which, in the judgment of the Bank, adversely affects Borrower's or Guarantor's ability to repay or the value of an collateral;

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            (e) If any written representation or statement made to the Bank by
Borrower or Guarantors in untrue;

            (f) If any written representation or warranty made to the Bank by Borrower or Guarantors is breached;

            (g) The occurrence of a default under any Guaranty or any other document or instrument given to the Bank in connection with the loan;

            (h) Death or inability to manage the affairs of any individual borrower or guarantor, dissolution or a change in composition of a partnership borrower; dissolution, merger, or consolidation of a corporate borrower;

            (i) Failure to provide any financial information on request or permit an examination of books and records;

            (j) Failure to maintain North Fork Bank as primary depository at all times for the duration of all exposures.

Notwithstanding the foregoing, the balance of this Note shall become immediately due and payable upon the occurrence of any of the events set forth in(c) above, and, if this is a demand note, the Bank may declare the valance of this Note due at any time.

ATTORNEYS FEES: In the event the Bank retains counsel with respect to enforcement of this Note or any other document or instrument given to the Bank, the undersigned agrees to pay the Bank's reasonable attorneys fees (whether or not an action is commenced and whether or not in the court of original jurisdiction, appellate court, bankruptcy court, or otherwise).

MISCELLANEOUS: Delay or failure of the Bank to exercise any of its rights under this Note shall not be deemed a waiver thereof. No waiver of any condition or requirement shall operate as a waiver of any other subsequent condition or requirement. The Bank or any other holder of this Note does not have to present it before requiring payment. The undersigned waives trial by jury with respect to any action arising out of or relating to this Note. This Note may not be modified or terminated orally. This Note shall be governed by the laws of the State of New York without regard to its conflicts of laws rules. The undersigned irrevocably consents to the jurisdiction and venue of the New York State Supreme Court, Suffolk County in any action concerning this note. The Bank may accept partial payments marked "in Full" without waiving any of its rights hereunder. Any payments made after maturity or acceleration will not reinstate the Note. The Note is binding upon the undersigned, its heirs, successors and assigns.

IN WITNESS WHEREOF, the undersigned has singed this note on the 27th day of September, 2004.


                                            BY: /s/ Irwin Balaban
                                                --------------------------
                                                IRWIN BALABAN, President


                                            BY: /s/ Herbert Goldman
                                                --------------------------
                                                HERBERT GOLDMAN, Treasurer